SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	001-34592	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

   Effective May 26, 2010, the Board of Directors of Entech Solar, Inc. (the “Company”) amended and restated the Company’s by-laws (as amended and restated, the “By-laws”) to modernize certain corporate governance provisions consistent with those of many public companies and to conform to certain changes in Delaware law that have occurred since the previous by-laws were adopted.  Among other things, the amendments:

•
Provide that special meetings may be called by the Chairman of the Board of Directors, the President or a majority of the Board of Directors, whereas the previous by-laws permitted meetings to be called by the Board of Directors or by the President at the request of holders of not less than 10% of all outstanding shares entitled to vote at the meeting;

•
Extend the earliest date at which notice of the annual meeting may be mailed to stockholders from 50 days prior to the annual meeting to 60 days prior to the annual meeting and permit the Board of Directors to postpone an annual meeting, even after notice of the meeting has been mailed;

•
Limit removal of directors by the stockholders to for cause only, and decrease the stockholder vote required for removal from the holders of two-thirds to a majority of the shares entitled to vote thereon;

•	Eliminate the requirement to maintain certain corporate records at the Company’s principal offices;

•	Eliminate certain provisions restricting the timing of record dates and payment of dividends;

•	Add new advance notice provisions relating to stockholder proposals and director nominations;

•	Permit the Board of Directors to set the number of directors by resolution, whereas the previous by-laws provided that the Board would consist of at least four and not more than 11 members;

•	Permit stockholder action by written consent in accordance with Delaware law, whereas the previous by-laws permitted stockholder action by unanimous written consent only; and

•
Provide that stockholder amendment of certain provisions of the By-laws requires a vote of 67% of the outstanding voting stock of the Company, whereas the previous By-laws permitted amendment with the vote of holders of a majority of outstanding stock.

   A copy of the By-laws, as amended and restated, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.  This summary is qualified in its entirety by reference to the By-laws.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated By-Laws of Entech Solar, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Charles Michel
Chief Financial Officer

Dated: May 26, 2010

Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated By-Laws of Entech Solar, Inc.